Exhibit 10.5
Execution Copy
TERMINATION / COMPENSATION PAYMENT AGREEMENT
          AGREEMENT dated as of November 20, 2006 by and among OPUS TRADING FUND LLC, a Delaware limited liability company (“Opus”), QUANTITATIVE TRADING STRATEGIES LLC, a Delaware limited liability company (“QTS”, and together with Opus, “Payors”) and PENSON FINANCIAL SERVICES, INC., a North Carolina corporation (“PFSI”).
          WHEREAS, Schonfeld & Company LLC, a New York limited liability company (“SchonCo”), and PFSI are concurrently herewith entering into a Fully Disclosed Clearing Agreement dated as of the date hereof with an Initial Term of ten years (the “SchonCo Clearing Agreement”);
          WHEREAS, Schonfeld Securities, LLC, a New York limited liability company (“SSLLC”), and PFSI are concurrently herewith entering into a Fully Disclosed Clearing Agreement dated as of the date hereof (the “SSLLC Clearing Agreement”); and
          WHEREAS, Trillium Trading, LLC, a New Jersey limited liability company (“Trillium”), and PFSI are concurrently herewith entering into a Fully Disclosed Clearing Agreement dated as of the date hereof with an Initial Term of ten years (the “Trillium Clearing Agreement”);
          WHEREAS, PFSI has agreed to grant (i) SchonCo the right to terminate the SchonCo Clearing Agreement prior to the end of the Initial Term, (ii) Trillium the right to terminate the Trillium Clearing Agreement prior to the end of the Initial Term, and (iii) SSLLC the right to sell the institutional brokerage division of its business (the “IBS Division”), expressly subject to and conditioned upon Payors entering into this Agreement and agreeing to make (x) a termination payment to PFSI in the event of a termination of the SchonCo Clearing Agreement by SchonCo prior to the end of the Initial Term of the SchonCo Clearing Agreement, (y) a termination payment to PFSI in the event of a termination of the Trillium Clearing Agreement by Trillium prior to the end of the Initial Term of the Trillium Clearing Agreement, and (z) a compensation payment to PFSI in the event of a sale of the IBS Division prior to the end of the Initial Term of the SSLLC Clearing Agreement.
          NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Definitions. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the SchonCo Clearing Agreement, the SSLLC Clearing Agreement, and the Trillium Clearing Agreement, as applicable.

     2. SchonCo Termination Payment.
     (a) At anytime after the fifth (5th) anniversary of the Conversion Date, SchonCo shall have the right to terminate the SchonCo Clearing Agreement upon not less than thirty (30) days’ prior written notice to PFSI, notwithstanding anything to the contrary in Section 12(a) of the SchonCo Clearing Agreement (the date of termination of the SchonCo Clearing Agreement to be hereinafter referred to as the “SchonCo Termination Date”). In such case, at the option of PFSI to be exercised by written notice to Payors given within thirty (30) days of the SchonCo Termination Date:
(i)	Within thirty (30) days of receipt by Payors of written demand by PFSI accompanied by reasonable supporting documentation to enable Payors to verify PFSI’s calculations, Payors shall pay, or shall cause one or more of their respective affiliates to pay, to PFSI or any designee of PFSI, a lump sum payment equal to “N” in the calculation set forth below, an example of which is attached hereto as Schedule A (such number to be hereinafter referred to as the “SchonCo Deficiency Amount”):
N = V x (120 - number of months since MPTD)
120
where “V” equals the aggregate value of all of the PWI Stock (as defined in the Asset Purchase Agreement dated as of the date hereof by and between SSLLC and SAI Holdings, Inc., Texas corporation (the “APA”)) issued to SSLLC and/or its designee pursuant to Sections 3.01(a) and (b) of the APA, plus the aggregate amount of any cash payments made in lieu thereof pursuant to Sections 3.01(a) and (b) of the APA, attributable to the Clearing Pretax Income (as defined on Exhibit A to Schedule 3.01-1 to the APA (the “CPI”)) generated by SchonCo (ascribing a value of $1,581,794 with respect to the shares of PWI Stock issued pursuant to Section 3.01(a) and calculated as of the date of each issuance with respect to the shares of PWI Stock issued pursuant to Section 3.01(b)), and "MPTD” means the Measurement Period Trigger Date as defined in the APA; or
(ii)	The fees payable by Opus to PFSI pursuant to the Fully Disclosed Clearing Agreement between Opus and PFSI dated as of the date hereof, and the fees payable by QTS to PFSI pursuant to the Fully Disclosed Clearing Agreement between QTS and PFSI dated as of the date hereof (collectively, the “Payor Clearing Agreements”), shall be increased in amounts to be negotiated and agreed upon in good faith by Opus, QTS and PFSI based upon then current and anticipated trading volume of Payors such that the aggregate amount of the increase in such fees to be paid to PFSI by Payors over the balance of the Initial Terms of the Payor Clearing Agreements will equal the SchonCo Deficiency Amount.
     (b) In the event that PFSI elects to increase the clearing fees payable by Opus and QTS pursuant to Section 2(a)(ii) above and the SchonCo Deficiency Amount is recouped by PFSI prior to the expiration of the Initial Terms of the Payor Clearing Agreements, the fees payable by Payors pursuant to the Payor Clearing Agreements will immediately be reduced to the amount that would otherwise be contemplated by the applicable Payor Clearing Agreement, without the foregoing increase. In the event that the full SchonCo Deficiency Amount is not recouped by PFSI prior to the expiration of the Initial Terms of the Payor Clearing Agreements, upon the end of the Initial Terms of both Payor Clearing Agreements and within thirty (30) days of receipt by Payors of written demand by PFSI accompanied by reasonable supporting documentation to enable Payors to verify PFSI’s calculations, Payors shall pay to PFSI in a lump sum an amount equal to the difference between the aggregate amount recouped by PFSI pursuant to Section 2(a)(ii) above and the SchonCo Deficiency Amount.
     (c) Notwithstanding anything to the contrary contained in this Section 2, in the event that PFSI and SchonCo negotiate a reduction in the clearing fees payable by SchonCo to PFSI pursuant to the SchonCo Clearing Agreement, within thirty (30) days of receipt by Payors of written demand by PFSI, which written demand shall be given within ninety (90) days of each anniversary of the MPTD occurring after the effective date of the reduction in the clearing fees (but only during the Initial Term) and shall be accompanied by reasonable supporting documentation to enable Payors to verify PFSI’s calculations, Payors shall pay, or shall cause one or more of their respective affiliates to pay, to PFSI or any designee of PFSI a lump sum payment equal to “P” in the calculation set forth below, an example of which is attached hereto as Schedule B:

P =	V	x	CECPI — CACPI	-	CCP
-
	10		ACPI
where “V” is as defined in Section 2(a)(i) above, “CCP” equals the cumulative amount of all cash payments made by Payors (or their respective affiliates) to PFSI (or any designee of PFSI) pursuant to this Section 2(c), “ACPI” is the quotient obtained by dividing (x) the sum of $1,445,353 plus the CPI generated by SchonCo during each of the four Measurement Periods (as defined in the APA), by (y) five (5), “CECPI” is the product of one-twelfth (1/12th) of ACPI multiplied by the number of months elapsed subsequent to the negotiated reduction in clearing fees, and “CACPI” is the cumulative amount of CPI generated by SchonCo during the period subsequent to the negotiated reduction in clearing fees. In addition to the foregoing payment obligation, the supporting documentation shall be provided by PFSI and the calculation provided for above shall also be undertaken within thirty (30) days of the termination of the SchonCo Clearing Agreement for the period from the date of the last such calculation through the date of termination (the “SchonCo Termination Date Calculation”). In the event that “P” as calculated above is negative with respect to any period other than with respect to the SchonCo Termination Date Calculation, neither Payors nor PFSI shall be required to make any payment pursuant to this Section 2(c). In the event that “P” as calculated above is negative with respect to the SchonCo Termination Date Calculation, within ninety (90) days of the termination of the SchonCo Clearing Agreement, PFSI shall pay to Payors a lump sum payment in an amount equal to “P” in the calculation set forth above, provided that in no event will PFSI be required to pay an amount in excess of “CCP” (i.e., if “P” is negative $800,000 with respect to the SchonCo Termination Date Calculation and CCP is $500,000 through the end of the SchonCo Clearing Agreement, PFSI shall pay $500,000 to Payors pursuant to this sentence).
     (d) All of the obligations of Payors pursuant to this Section 2 shall be joint and several.
     3. SSLLC Compensation Payment.
     (a) SSLLC shall have the right to sell the IBS Division (whether by sale of assets, merger, consolidation or otherwise and whether in one transaction or a series of related transactions) at any time upon not less than thirty (30) days’ prior written notice to PFSI, notwithstanding anything to the contrary in Section 17 of the SSLLC Clearing Agreement (the date of the closing of such sale to be hereinafter referred to as the “IBS Sale Date”). In such case, at the option of PFSI to be exercised by written notice to Payors given within thirty (30) days of the IBS Sale Date:
(i)	Within thirty (30) days of receipt by Payors of written demand by PFSI accompanied by reasonable supporting documentation to enable Payors to verify PFSI’s calculations, Payors shall pay, or shall cause one or more of their respective affiliates to pay, to PFSI or any designee of PFSI, a lump sum payment equal to “M” in the calculation set forth below, an example of which is attached hereto as Schedule A (such number to be hereinafter referred to as the “SSLLC Deficiency Amount”):
M = V x (120 - number of months since MPTD)
120
where “V” equals the aggregate value of all of the PWI Stock issued to SSLLC or its designee pursuant to Sections 3.01 (a) and (b) of the APA, plus the aggregate amount of any cash payments made in lieu thereof pursuant to Sections 3.01(a) and (b) of the APA, attributable to the CPI generated by the IBS Division (ascribing a value of $276,631 with respect to the shares of PWI Stock issued pursuant to Section 3.01(a) and calculated as of the date of each issuance with respect to the shares of PWI Stock issued pursuant to Section 3.01(b)), and “MPTD” means the Measurement Period Trigger Date as defined in the APA; or
(ii)	The fees payable by Opus to PFSI pursuant to the Fully Disclosed Clearing Agreement between Opus and PFSI dated as of the date hereof, and the fees payable by QTS to PFSI pursuant to the Fully Disclosed Clearing Agreement between QTS and PFSI dated as of the date hereof, shall be increased in amounts to be negotiated and agreed upon in good faith by Opus, QTS and PFSI based upon then current and anticipated trading volume of Payors such that the aggregate amount of the increase in such fees to be paid to PFSI by Payors over the balance of the Initial Terms of the Payor Clearing Agreements will equal the SSLLC Deficiency Amount.

     (b) In the event that PFSI elects to increase the clearing fees payable by Opus and QTS pursuant to Section 3(a)(ii) above and the SSLLC Deficiency Amount is recouped by PFSI prior to the expiration of the Initial Terms of the Payor Clearing Agreements, the fees payable by Payors pursuant to the Payor Clearing Agreements will immediately be reduced to the amount that would otherwise be contemplated by the applicable Payor Clearing Agreement, without the foregoing increase. In the event that the full SSLLC Deficiency Amount is not recouped by PFSI prior to the expiration of the Initial Terms of the Payor Clearing Agreements, upon the end of the Initial Terms of both Payor Clearing Agreements and within thirty (30) days of receipt by Payors of written demand by PFSI accompanied by reasonable supporting documentation to enable Payors to verify PFSI’s calculations, Payors shall pay to PFSI in a lump sum an amount equal to the difference between the aggregate amount recouped by PFSI pursuant to Section 3(a)(ii) above and the SSLLC Deficiency Amount.
     (c) All of the obligations of Payors pursuant to this Section 3 shall be joint and several.
     4. Trillium Termination Payment.
     (a) In the event that Trillium exercises its right to terminate the Trillium Clearing Agreement after the fifth (5th) anniversary of the Conversion Date pursuant to Section 12(a) of the Trillium Clearing Agreement (the date of termination of the Trillium Clearing Agreement to be hereinafter referred to as the “Trillium Termination Date”), and the Trillium Clearing Agreement is not replaced with a new clearing agreement between Trillium and PFSI as contemplated by Section 4(c) below, then in such case, at the option of PFSI to be exercised by written notice to Payors given within thirty (30) days of the Trillium Termination Date:
(i)	Within thirty (30) days of receipt by Payors of written demand by PFSI accompanied by reasonable supporting documentation to enable Payors to verify PFSI’s calculations, Payors shall pay, or shall cause one or more of their respective affiliates to pay, to PFSI or any designee of PFSI, a lump sum payment, the form of which will be determined by Section 4(d), equal to “N” in the calculation set forth below, an example of which is attached hereto as Schedule A (such number, as the same may be increased pursuant to Section 4(d) below, to be hereinafter referred to as the “Trillium Deficiency Amount”):
N = V x (120 - number of months since MPTD)
120
where “V” equals the aggregate value of all of the PWI Stock issued to SSLLC and/or its designee pursuant to Sections 3.01(a) and (b) of the APA plus the aggregate amount of any cash payments made in lieu thereof pursuant to Sections 3.01(a) and (b) of the APA, attributable to the CPI generated by Trillium (ascribing a value of $2,602,966 with respect to the shares of PWI Stock issued pursuant to Section 3.01(a) and calculated as of the date of each issuance with respect to the shares of PWI Stock issued pursuant to Section 3.01(b)), and “MPTD” means the Measurement Period Trigger Date as defined in the APA; or
(ii)	The fees payable by Opus and QTS pursuant to the Payor Clearing Agreements, shall be increased in amounts to be negotiated and agreed upon in good faith by Opus, QTS and PFSI based upon then current and anticipated trading volume of Payors such that the aggregate amount of the increase in such fees to be paid to PFSI by Payors over the balance of the Initial Terms of the Payor Clearing Agreements will equal the Trillium Deficiency Amount.
     (b) In the event that PFSI elects to increase the clearing fees payable by Opus and QTS pursuant to Section 4(a)(ii) above and the Trillium Deficiency Amount is recouped by PFSI prior to the expiration of the Initial Terms of the Payor Clearing Agreements, the fees payable by Payors pursuant to the Payor Clearing Agreements will immediately be reduced to the amount that would otherwise be contemplated by the applicable Payor Clearing Agreement, without the foregoing increase. In the event that the full Trillium Deficiency Amount is not recouped by PFSI prior to the expiration of the Initial Terms of the Payor Clearing Agreements, upon the end of the Initial Terms of both Payor Clearing Agreements and within thirty (30) days of receipt by Payors of written demand by PFSI accompanied by reasonable supporting documentation to enable Payors to verify PFSI’s calculations, Payors shall pay to PFSI in a lump sum an amount equal to the difference between the aggregate amount recouped by PFSI pursuant to Section 4(a)(ii) above and the Trillium Deficiency Amount.
     (c) Notwithstanding anything to the contrary contained in this Section 4, in the event that at any time after the fifth (5th) anniversary of the Conversion Date PFSI and Trillium negotiate a reduction in the clearing fees payable by Trillium to PFSI pursuant to the Trillium Clearing Agreement (including, for purposes of this Section 4(c), a termination of the Trillium Clearing Agreement and replacement with a new clearing agreement at reduced clearing fees), within thirty (30) days of receipt by Payors of written demand by PFSI, which written demand shall be given within ninety (90) days of each anniversary of the MPTD occurring after the effective date of the reduction in the clearing fees (but only during the Initial Term) and shall be accompanied by reasonable supporting documentation to enable Payors to verify PFSI’s calculations, Payors shall pay, or shall cause one or more of their respective affiliates to pay, to PFSI or any designee of PFSI a lump sum payment equal to “P” in the calculation set forth below (the (“Renegotiation Deficiency”), an example of which is attached hereto as Schedule B:

P =	V	x	CECPI — CACPI	-	CCP
-
	10		ACPI
     where “V” is as defined in Section 4(a)(i) above, “CCP” equals the cumulative amount of all cash payments made by Payors (or their respective affiliates) to PFSI (or any designee of PFSI) pursuant to this Section 4(c), “ACPI” is the quotient obtained by dividing (x) the sum of $2,378,441 plus the CPI generated by Trillium during each of the four Measurement Periods (as defined in the APA), by (y) five (5), “CECPI” is the product of one-twelfth (1/12th) of ACPI multiplied by the number of months elapsed subsequent to the negotiated reduction in clearing fees, and “CACPI” is the cumulative amount of CPI generated by Trillium during the period subsequent to the negotiated reduction in clearing fees. In addition to the foregoing payment obligation, the supporting documentation shall be provided by PFSI and the calculation provided for above shall also be undertaken within thirty (30) days of the termination of the Trillium Clearing Agreement for the period from the date of the last such calculation through the date of termination (the “Trillium Termination Date Calculation”). In the event that “P” as calculated above is negative with respect to any period other than with respect to the Trillium Termination Date Calculation, neither Payors nor PFSI shall be required to make any payment pursuant to this Section 4(c). In the event that “P” as calculated above is negative with respect to the Trillium Termination Date Calculation, within ninety (90) days of the termination of the Trillium Clearing Agreement, PFSI shall pay to Payors a lump sum payment in an amount equal to “P” in the calculation set forth above, provided that in no event will PFSI be required to pay an amount in excess of “CCP” (i.e., if “P” is negative $800,000 with respect to the Trillium Termination Date Calculation and CCP is $500,000 through the end of the Trillium Clearing Agreement, PFSI shall pay $500,000 to Payors pursuant to this sentence). For purposes of clarification, it is agreed and understood that: (x) Trillium’s election to terminate the Trillium Clearing Agreement and enter into a new clearing agreement with PFSI or an affiliate of PFSI in lieu of the Trillium Clearing Agreement, will be governed by this Section 4(c) and will not trigger any obligation by Payors under Section 4(a) above unless and until any such replacement clearing agreement is terminated prior to the expiration of the Initial Term; and (y) in no event will the obligation of Payors under this Section 4(c) exceed the amount that would otherwise be due pursuant to Section 4(a) had Trillium elected to terminate the Trillium Clearing Agreement on the date of renegotiation.
     (d) (1) Notwithstanding anything to the contrary contained in Section 4(a), the Trillium Deficiency Amount will be increased by the product of the aggregate net gain, if any, on all shares of PWI Stock that were issued to SSLLC and/or its designee pursuant to the APA (the “Aggregate Net Gain”), multiplied by a percentage based upon the number of such shares of PWI Stock that were attributable to the CPI generated by Trillium (the “Trillium Percentage”), in each case calculated as provided in this Section 4(d), an example of which is attached hereto as Schedule C (the “TDC Supplemental Amount").
     (2) For purposes of calculating the TDC Supplemental Amount, the Trillium Percentage will be calculated by dividing (x) N (as calculated pursuant to the formula set forth in Section 4(a)(i) above), by (y) the aggregate value of all of the PWI Stock issued to SSLLC and/or its designee pursuant to Sections 3.01(a) and (b) of the APA (calculated as of the date of each issuance pursuant to Section 3.01(b) of the APA) plus the aggregate amount of any cash payments made in lieu thereof pursuant to Sections 3.01(a) and (b) of the APA. For purposes of the immediately preceding sentence, the aggregate value of all of the PWI Stock issued to SSLLC and/or its designee pursuant to Sections 3.01(a) (i.e., the Initial Consideration of 1,085,294) will be deemed to be $18,449,998 (the “Original Issuance Value”).
     (3) For purposes of the TDC Supplemental Amount, the Aggregate Net Gain will be calculated by subtracting the aggregate “cost” of all of the shares of PWI Stock issued to SSLLC and/or its designee pursuant to Sections 3.01(a) and (b) of the APA, from the aggregate “value” of such shares of PWI Stock based upon the following:
(i)	the “cost” of each share of PWI Stock issued pursuant to Sections 3.01(a) and 3.01(b) will be equal to the quotient of (x) $18,449,998 plus the aggregate value, as determined pursuant to the first paragraph of Section 3.01(b) of the APA on each Anniversary Payment Date (as defined in the APA), of all shares of PWI Stock issued pursuant to Section 3.01(b) of the APA, divided by the aggregate number of shares of PWI Stock issued to SSLLC and/or its designee pursuant to Sections 3.01(a) and 3.01(b) of the APA (the “Average Cost Per Share”);

(ii)	the “value” of each share of PWI Stock that is owned by SSLLC and/or its designee as of the Trillium Termination Date will be deemed to be equal to the volume-weighted average closing price of PWI Stock as quoted in the Wall Street Journal for the twenty (20) business days immediately preceding the Trillium Termination Date, provided that such value will be reduced by $.05 per share in the event, and only in the event, that PFSI elects to receive payment pursuant to Section 4(a)(ii); and

(iii)	the “value” of each share of PWI Stock that is sold by SSLLC and/or its designee on or before the Trillium Termination Date will be deemed to be equal to the amount realized on such sale by SSLLC and/or its designee, net of all third party brokerage and execution fees, underwriting discounts and/or commissions paid in connection with such sale.
     (4) In the event that PFSI elects to receive a lump sum payment of the Trillium Deficiency Amount (as increased pursuant to this Section 4(d)) pursuant to Section 4(a)(i), then in such event Payors will satisfy a percentage of the Trillium Deficiency Amount (as increased pursuant to this Section 4(d)) by transferring shares of PWI Stock to PFSI or any designee of PFSI. For purposes of this Section 4(d)(4), any PWI Stock to be transferred shall be equal in value to the volume-weighted average closing price of PWI Stock as quoted in the Wall Street Journal for the twenty (20) business days immediately preceding the date that is ten (10) business days prior to the Trillium Termination Date. The percentage of the Trillium Deficiency Amount (as increased pursuant to this Section 4(d)) that Payors will satisfy by transfer of shares of PWI Stock will be equal to the percentage of the shares of PWI Stock issued pursuant to Sections 3.01(a) and (b) of the APA that have not been sold by SSLLC and/or its designee as of the Trillium Termination Date. Thus, by way of example, in the event that 5,000,000 shares of PWI Stock are issued to SSLLC and/or its designee pursuant to the APA and as of the Trillium Termination Date SSLLC and/or its designee continue to own 4,000,000 of such shares, Payors would satisfy 80% of the Trillium Deficiency Amount (as increased pursuant to this Section 4(d)) by transfer of shares of PWI Stock.

     (e) (1) Notwithstanding anything to the contrary contained in Section 4(c), in the event that the net amount paid by Payors to PFSI thereunder is positive (including, for purposes of clarification, the payment to be made, if any, based upon the Trillium Termination Date Calculation) (such net amount, the “Renegotiation Make-up Amount), in addition to the payments required pursuant to Section 4(c), within ninety (90) days of the termination of the Trillium Clearing Agreement, Payors shall pay to PFSI an amount equal to the product of the Aggregate Net Gain multiplied by a percentage based upon the Renegotiation Make-up Amount (the “Renegotiation Percentage”), in each case calculated as provided in this Section 4(e) (the “Renegotiation Supplemental Payment").
     (2) For purposes of calculating the Renegotiation Supplemental Payment, the Renegotiation Percentage will be calculated by dividing (x) Renegotiation Make-up Amount, by (y) the Original Issuance Value.
     (3) For purposes of the Renegotiation Supplemental Payment, the Aggregate Net Gain will be calculated as of the date of the Trillium Termination Calculation Date and as set forth in Section 4(d)(3).
     (4) In the event that Payors are required to make a Renegotiation Supplemental Payment to Payors pursuant to this Section 4(e), then in such event Payors will satisfy a percentage of the Renegotiation Supplemental Payment by transferring shares of PWI Stock to PFSI or any designee of PFSI. For purposes of this Section 4(e)(4), any PWI Stock to be transferred shall be equal in value to the volume-weighted average closing price of PWI Stock as quoted in the Wall Street Journal for the twenty (20) business days immediately preceding the date that is ten (10) business days prior to the Trillium Termination Calculation Date. The percentage of the Renegotiation Supplemental Payment that Payors will satisfy by transfer of shares of PWI Stock will be equal to the percentage of the shares of PWI Stock issued pursuant to Sections 3.01(a) and (b) of the APA that have not been sold by SSLLC and/or its designee as of the Trillium Termination Calculation Date. Thus, by way of example, in the event that 5,000,000 shares of PWI Stock are issued to SSLLC and/or its designee pursuant to the APA and as of the Trillium Termination Calculation Date SSLLC and/or its designee continue to own 2,500,000 of such shares, Payors would satisfy 50% of the Renegotiation Supplemental Payment by transfer of shares of PWI Stock.
     (f) All of the obligations of Payors pursuant to this Section 4 shall be joint and several.
     5. Guaranty. The obligations of Payors pursuant to Sections 2, 3 and 4 hereof shall be guaranteed by Steven B. Schonfeld, Schonfeld Securities, LLC and Schonfeld Group Holdings LLC, a Delaware limited liability company (collectively the “Guarantors”). Simultaneously with the execution and delivery of this Agreement, the Guarantors shall execute and deliver to PFSI an Unconditional Guaranty Agreement.

     6. Notices. All notices to be given pursuant to this Agreement to any party must be in writing and will be deemed to have been validly given if delivered personally, sent by confirmed facsimile transmission or sent by overnight courier (providing proof of delivery), to such party at its address given below. Notices shall be deemed given (i) if delivered personally or by overnight courier, upon delivery or (ii) if sent by facsimile transmission, upon confirmation of transmission thereof. The address of each party for the purposes of this Agreement is as follows:
If to Payors:
Opus Trading Fund LLC
Quantitative Trading Strategies LLC
460 Park Avenue — 19th Floor
New York, New York 10022
Attn.: Mark H. Peckman, Esq.
with a copy to:
Berkowitz, Trager & Trager, LLC
275 Madison Avenue — 36th Floor
New York, New York 10016
Attn.: Steven T. Gersh, Esq.
If to PFSI:
C/O
Penson Worldwide, Inc.
1700 Pacific Avenue
Suite 1400
Dallas, TX 75201
Attention: Chief Executive Officer
General Counsel
     7. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to conflict of law principles.
     8. Assignments, Successors. This Agreement shall not be assigned by any party hereto without the prior written consent of all of the other parties. This Agreement shall inure to the benefit of, and be binding upon and enforceable against, the successors, representatives and permitted assigns of the parties hereto.
     9. Counterparts; Facsimile Signatures. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument. Facsimile signatures shall be acceptable and binding.

[Balance of page intentionally left blank.]

     IN WITNESS WHEREOF, this Termination / Compensation Payment Agreement has been executed on behalf of the parties hereto as of the date first written above.

OPUS TRADING FUND LLC
By:	Amity Management Company II, LLC
Manager

By:	/s/ William Vidro
	Name:	William Vidro
	Title:	Managing Member

QUANTITATIVE TRADING STRATEGIES LLC
By:	Wavefront Capital Group II LLC
Manager

By:	/s/ Nick Greenfield
	Name:	Nick Greenfield
	Title:	Managing Member

PENSON FINANCIAL SERVICES, INC.
By:	/s/ Philip A. Pendergraft
	Name:	Philip A. Pendergraft
	Title:	Executive Vice President

ACCEPTED AND AGREED:

SCHONFELD & COMPANY LLC

By:	/s/ Steven B. Schonfeld Name: Steven B. Schonfeld Title: Chief Executive Officer

SCHONFELD SECURITIES, LLC

By:	SCHONFELD GROUP HOLDING LLC, Manager

By:	/s/ Steven B. Schonfeld Steven B. Schonfeld Chief Executive Officer

SCHEDULE A
Example of Calculation of the SchonCo Deficiency Amount 1
     Assuming (i) the value of all of the PWI Stock issued to SSLLC and/or its designee pursuant to Sections 3.01(a) and (b) of the APA (calculated as of the date of each issuance pursuant to Section 3.01(b) of the APA) plus the aggregate amount of any cash payments made in lieu thereof pursuant to Sections 3.01(a) and (b) of the APA, attributable to the CPI generated by SchonCo equals $10,944,000, and (ii) SchonCo elects to terminate the SchonCo Clearing Agreement at the end of the seventh year of the Initial Term (i.e., 84 months from the Conversion Date), the SchonCo Deficiency Amount would be $3,283,200, calculated as follow:
     $10,944,000 x (120 - 84 = 36) ÷ 120 = $3,283,200
     For all purposes of this Agreement, the value of all of the PWI Stock issued to SSLLC and/or its designee pursuant to Sections 3.01(a) and (b) of the APA (calculated as of the date of each issuance pursuant to Section 3.01(b) of the APA) plus the aggregate amount of any cash payments made in lieu thereof pursuant to Sections 3.01(a) and (b) of the APA, attributable to the CPI generated by SchonCo shall be the sum of (i) $1,581,794, plus (ii) the product of:
     (w) the aggregate amount of CPI generated by SchonCo over the four Measurement Periods; multiplied by
     (x) nine (the assumed multiple); multiplied by
     (y) 20%; multiplied by
     (z) 60.8% (one minus the assumed tax rate of 39.2%).
     [See footnote #2 below for example.]

[1]	For all purposes of this Agreement, the formula for the calculation of the SSLLC Deficiency Amount pursuant to Section 3 will be the same as for the calculation of the SchonCo Deficiency Amount as set forth on this Schedule A, provided that for purposes of calculating the SSLLC Deficiency Amount, the number $276,631 will be inserted in place of the amount of $1,581,794 as set forth in the above example. In addition, for all purposes of this Agreement, the formula for the calculation of the Trillium Deficiency Amount pursuant to Section 4 will be the same as for the calculation of the SchonCo Deficiency Amount as set forth on this Schedule A, provided that for purposes of calculating the Trillium Deficiency Amount, the number $2,602,966 will be inserted in place of the amount of $1,581,794 as set forth in the above example.

SCHEDULE B
Example of Calculation of the Renegotiation Payment
Pursuant to Sections 2(c) and 4(c)
     Assuming (i) SchonCo renegotiates lower clearing fees under the SchonCo Clearing Agreement effective as of the eighth anniversary of the MPTD (two years remaining on the term of the SchonCo Clearing Agreement), (ii) SchonCo generates an aggregate of $8,554,647 of CPI over the four Measurement Periods,2 and (iii) SchonCo generates an aggregate of $1,500,000 of CPI during the one year period immediately subsequent to renegotiation, the amount payable to PFSI pursuant to Section 2(c) for the one year period immediately subsequent to renegotiation would be $273,600, calculated as follows:
V ÷ 10 = $10,944,000 ÷ 10 = $1,094,400
CECPI = ($2,000,000 ÷ 12) x 12 = $2,000,000
CACPI = $1,500,000
CECPI - CACPI = $2,000,000 - $1,500,000 = $500,000
ACPI = $10,000,000 ÷ 5 = $2,000,000
(CECPI - CACPI) ÷ ACPI = $500,000 ÷ $2,000,000 = 25%
CCP = 0
P = $1,094,400 x 25% = $273,600 - 0 = $273,600

[2]	In this example, the value of all of the PWI Stock issued to SSLLC and/or its designee pursuant to Sections 3.01(a) and (b) of the APA (calculated as of the date of each issuance pursuant to Section 3.01(b) of the APA) plus the aggregate amount of any cash payments made in lieu thereof pursuant to Sections 3.01(a) and (b) of the APA, attributable to the CPI generated by SchonCo would be calculated as follows:
$1,445,353 + $8,554,647 = $10,000,000
$10,000,000 x 9 = $90,000,000
$90,000,000 x .20 = $18,000,000
$18,000,000 x .608 = $10,944,000
For all purposes of this Agreement, the formula for the calculation of the lump sum payment to be made pursuant to Sections 2(c) and 4(c) will be the same, provided that in the above example the amount $2,378,441 would be substituted for the highlighted amount of $1,445,353.

     By way of further example, if SchonCo then generates an aggregate of $3,000,000 of CPI during the one year period commencing 12 months after renegotiation (the tenth and final year of the SchonCo Clearing Agreement), no payment would be due by SchonCo with respect to such one year period and PFSI would be required to make a payment to SchonCo in the amount of $273,600 (the lesser of the aggregate amount of the CCP and the negative amount of “P” as reflected in the calculation below). The calculation of such payment is as follows:
V ÷ 10 = $10,944,000 ÷ 10 = $1,094,400
CECPI = ($2,000,000 ÷ 12) x 24 = $4,000,000
CACPI = $1,500,000 + $3,000,000 = $4,500,000
CECPI - CACPI = $4,000,000 - $4,500,000 = -$500,000
ACPI = $10,000,000 ÷ 5 = $2,000,000
(CECPI - CACPI) ÷ ACPI = -$500,000 ÷ $2,000,000 = -25%
CCP = $273,600
P = $1,094,400 x -25% = -$273,600 - $273,600 = -$547,200

SCHEDULE C
Example of Calculation of the TDC Supplemental Amount Pursuant to Section 4(d)
     Assuming the issuance pursuant to Sections 3.01(a) and (b) of the APA of:
(i)	1,085,294 shares valued at $17.00 per share as the Initial Consideration ($18,449,998);

(ii)	1,000,000 shares valued $20.00 per share on the date of issuance ($20,000,000);

(iii)	1,200,000 shares valued at $18.00 on the date of issuance ($21,600,000);

(iv)	800,000 shares valued at $25.00 on the date of issuance ($20,000,000); and

(v)	1,000,000 shares valued at $22.00 on the date of issuance ($22,000,000).
     For purposes of calculating the Trillium Percentage, the aggregate value of all of the PWI Stock issued pursuant to the APA (5,085,294 shares) would be $102,049,99 at a weighted average “cost” per share of $20.06767.3 Assuming “N”, as calculated pursuant to the formula set forth in Section 4(a)(i) equals $7,500,000, the Trillium Percentage would equal 7.349% ($7,500,000 ÷ $102,049,998 = 7.349%).
     Assuming that prior to the Trillium Termination Date, SSLLC sold 1,000,000 shares of PWI Stock in a single transaction and received net proceeds (i.e., net of third party brokerage and execution fees, underwriting discounts and/or commissions) of $26.00 per share, the net gain on such transaction would be $5,932,330 ($26.00 - $20.06767 = $5.93233)
($5.93233 x 1,000,000 = $5,932,330)
     Assuming that the value of the PWI Stock as of the Trillium Termination Date (calculated pursuant to the volume weighted average method set forth in Section 4(d)(3)(ii)) equals $28.00 per share. The net gain on such shares would be $32,405,900.16
($28.00 - $20.06767 = $7.93233)
(5,085,294 - 1,000,000 = 4,085,294)
(4,085,294 x $7.93233 = $32,405,900.16)
     The Aggregate Net Gain would be $38,338,230.16 ($5,932,330 + $32,405,900.16 = $38,338,230.16).
     Thus, the TDC Supplemental Amount would be $2,817,476.53($38,338,230.16x 7.349% = $2,817,476.53).

[3]	This example assumes that no cash was substituted for any portion of the Purchase Price (as defined in the APA). In the event that cash were substituted, the amount of such cash would be added to the aggregate value of all PWI Stock for purposes of this calculation.

The sum of the Trillium Deficiency Amount and the TDC Supplemental Amount would be $10,317,476.53 ($ 7,500,000 + $ 2,817,476.53 = $10,317,476.53)
The percentage of the shares of PWI Stock issued pursuant to Sections 3.01(a) and (b) of the APA that have not been sold by SSLLC and/or its designee as of the Trillium Termination Date would be 80.335% (4,085,294 ÷ 5,085,294 = .80335).
Thus, the lump sum payment to be made pursuant to Section 4(a)(i), as determined pursuant to Section 4(d)(4), would be 296,019 shares of PWI Stock (80.335% x $10,317,476.53 = $8,288,544.77 ÷ 28.00 = 296,019) and $2,028,931.76 in cash ( (1-80.335%) x $10,317,476.53 = $2,028,931.76)